UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

FISHER COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Washington	000-22439	91-0222175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Fourth Avenue, N., Suite 500, Seattle, Washington		98109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 404-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 19, 2012, David A. Lorber resigned from the Board of Directors (the “Board”) of Fisher Communications, Inc. (the “Company”) effective immediately. Mr. Lorber has indicated that his resignation is for personal reasons and is not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

The Company’s press release announcing the Company’s director nominees for election at the 2012 Annual Meeting and Mr. Lorber’s resignation from the Board is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01 Other Events

On March 14, 2012, the Company entered into an agreement with FrontFour Capital Group, LLC and its affiliates (the “Agreement”), pursuant to which the Company agreed to nominate Frank P. Willey and Matthew Goldfarb for election to the Board at the Company’s 2012 Annual Meeting of Shareholders. The above description of the terms of the Agreement is a summary and does not purport to be a complete description of all of its terms, and it is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 99.2 to this Current Report and is incorporated herein by reference.

Important Additional Information

In connection with its 2012 Annual Meeting of Shareholders, the Company will file a proxy statement and other documents regarding the 2012 Annual Meeting with the Securities and Exchange Commission and will mail the definitive proxy statement and a proxy card to each shareholder of record entitled to vote at the 2012 Annual Meeting. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When they are available, the proxy statement and other documents relating to the 2012 Annual Meeting can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents can also be obtained free of charge from the Company at its website, www.fsci.com, under: Investor Information – SEC Filings.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2012 Annual Meeting. INFORMATION REGARDING THE INTERESTS OF THE DIRECTORS AND EXECUTIVE OFFICERS IS SET FORTH IN THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 2011 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 9, 2012 AND IN THE COMPANY’S DEFINITIVE PROXY STATEMENT RELATING TO ITS 2012 ANNUAL MEETING OF SHAREHOLDERS EXPECTED TO BE FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION IN APRIL 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by Fisher Communications, Inc., dated March 20, 2012 to announce the Company’s director nominees for election at the 2012 Annual Meeting and David A. Lorber’s resignation from the Board.

99.2	Agreement between the Company and FrontFour Capital Group, LLC (and affiliates), dated March 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2012	FISHER COMMUNICATIONS, INC.

	By	/s/ Colleen B. Brown
Colleen B. Brown
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Fisher Communications, Inc., dated March 20, 2012 to announce the Company’s director nominees for election at the 2012 Annual Meeting and David A. Lorber’s resignation from the Board.

99.2	Agreement between the Company and FrontFour Capital Group, LLC (and affiliates), dated March 14, 2012.